EXHIBIT 24

                               POWERS OF ATTORNEY


         Each of the undersigned directors and officers of Oak Hill Financial, Inc. (the "Corporation") whose signature appears below hereby appoints John D. Kidd, Ron J. Copher or H. Grant Stephenson, or either of them, as his attorney-in-fact to sign, in his name and on behalf of and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2000, and likewise to sign and file any amendments, post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person. Hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact of his substitute may do by virtue hereof.

         IN WITENESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 13, 2001.


SIGNATURE                                                        TITLE




/s/     Evan E. Davis                                            Chairman of the Board
--------------------------------------



/s/     John D. Kidd                                             President, Chief Executive Officer and Director
--------------------------------------                           (Principal Executive Officer)



/s/     Richard P. LeGrand                                       Executive Vice President and Director
--------------------------------------



/s/     H. Tim Bichsel                                           Secretary
--------------------------------------



/s/     Ron J. Copher                                            Chief Financial Officer and Treasurer
--------------------------------------                           (Principal Financial and Accounting Officer)



/s/     Barry M. Dorsey                                           Director
--------------------------------------



/s/     Rick A. McNelly                                           Director
--------------------------------------



/s/     Donald R. Seigneur                                        Director
--------------------------------------



/s/     H. Grant Stephenson                                       Director
--------------------------------------



/s/     C. Clayton Johnson                                        Director
--------------------------------------


SIGNATURE                                                        TITLE


/s/     D. Bruce Knox                                            Chief Information Officer and Director
--------------------------------------



/s/     Ralph E. Coffman, Jr.                                    Vice President
--------------------------------------



/s/     David G. Ratz                                            Chief Administrative Officer
--------------------------------------